THE FBR RUSHMORE FUND, INC.

FBR Total Return Bond Fund

Supplement dated October 24, 2003
to the Prospectus and Statement of Additional Information dated January 1, 2003

The Board of Directors of The FBR Rushmore Fund, Inc. ("Company") has approved a Plan of Liquidation (the "Plan") relating to the FBR Total Return Bond Fund ("Fund"), effective October 24, 2003. The Board concluded that it is in the best interests of shareholders to liquidate the Fund after careful consideration of the Fund's asset size, current expenses and historical performance.

In connection with the proposed liquidation of the Fund, the Board has directed the Company's distributor to cease offering shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of other FBR Funds until the liquidation.

It is currently anticipated that the Fund will liquidate as of the close of business on November 28, 2003. Any remaining shareholders on that date will receive a check representing their total proceeds held in the Fund as of that date.

Investors should retain this supplement for future reference.